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                                  EXHIBIT 10.25


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                           CREATIVE BIOMOLECULES, INC.

           1992 NON-EMPLOYEE DIRECTOR NON-QUALIFIED STOCK OPTION PLAN
                         (Amended as of March 20, 1996)

     1. PURPOSE. The 1992 Non-Employee Director Non-Qualified Stock Option plan (the "Plan") is intended to promote the interests of Creative BioMolecules, Inc. (the "Corporation") by providing an inducement to obtain and retain the services of qualified persons who are not employees of the Corporation as members of the Board of Directors of the Corporation and to demonstrate the Corporation's appreciation for their service on the Board of Directors.

     2. RIGHTS TO BE GRANTED. Under the Plan, options shall be granted that give an optionee the right for a specified time period to purchase a specified number of shares of Common Stock, par value $.01 per share, of the Corporation (the "Common Stock"). The option price shall be determined in each instance in accordance with the terms of this Plan.

     3. AVAILABLE SHARES. The maximum aggregate number of shares of Common Stock reserved and available for distribution under the plan shall be three hundred thousand (300,000) shares, subject to adjustment in accordance with
Section 13 hereof. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall revert to the option pool and continue to be available for grant under the Plan.

     4. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Corporation. The Board of Directors shall, subject to the provisions of the Plan and Section 17 hereof in particular, have the power to construe the Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. All decisions made by the Board of Directors pursuant to the provisions of the Plan shall be made in the Board of Directors' sole discretion and shall be binding on all persons, including the Corporation and Plan participants. The Plan is intended to comply with Rule 16b-3 and its successors promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and as a "formula award" plan described in Rule 16b-3(c)(2)(ii) with respect to participants who are subject to Section 16 of the Exchange Act, and any provision in this Plan to the contrary shall be deemed null and void to the extent permissible by law and deemed appropriate by the Board of Directors.

     5. OPTION AGREEMENT. Each option granted under the provisions of this Plan shall be evidenced by an Option Agreement, in such form as may be approved by the Board of Directors, which Option Agreement shall be duly executed and delivered on behalf of



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the Corporation and by the optionee to whom such option is granted. The Option
Agreement shall contain such terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Board of Directors; provided, however, if and in any event the Corporation registers any class of any equity pursuant to Section 12 of the Exchange Act, from the effective date of such registration (the "Effective Date") until six months after the termination of such registration (the "Termination Date"), the shares of Common Stock issued pursuant to an exercise of an option granted between the Effective Date and the Termination Date, inclusive, shall not be sold, pledged, assigned, hypothecated, transferred or disposed of for six (6) months after the date of grant of the option. No option agreement may provide for restrictions which would cause the Plan to not qualify as a "formula plan" meeting the requirements of Rule 16b-3(c)(2)(ii).

     6. ELIGIBILITY AND LIMITATIONS. Options may be granted pursuant to the Plan only to non-employee members of the Board of Directors of the Corporation who are directors on the Commencement Date or are elected as directors, by the stockholders of the Corporation or the Board of Directors, at any date after the Commencement Date. As used herein "Commencement Date: shall mean the date which is seven (7) days after the date on which the Corporation issues and sells shares of Common Stock pursuant to a firmly underwritten public offering.

     7. OPTION PRICE. The purchase price of the Common Stock covered by an option granted pursuant to the Plan shall be 100% of the fair market value of such Common Stock on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of Section 13 hereof. For purposes of the plan, if at any time an option is granted under the plan, the Corporation's Common Stock is publicly traded, "fair market value" shall be determined on the date such option is granted (or, if prices or quotes discussed in this sentence are unavailable on the date of grant, on the last business day for which such prices or quotes are available prior to the date such option is granted) and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange, or on the Nasdaq National Market System, if the Common Stock is not then traded on a national securities exchange; or (ii) the closing bid price (or average of bid prices) last quoted (on that day) by an established quotation service for over-the-counter securities, if the Common stock is not reported on the Nasdaq National Market System. If the Common Stock is neither listed on a national securities exchange nor reported on the Nasdaq National Market System nor traded on the over-the-counter market, "fair market value" shall mean such value as the Board, in good faith, shall determine.

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     8.   AUTOMATIC GRANT OF OPTIONS. Each person who is a director eligible to participate in the Plan on the Commencement Date, shall be granted as of such date, an option to purchase ten thousand (10,000) shares of Common Stock at the exercise price referenced in Section 7, which number of shares shall be subject to adjustment in accordance with Section 13 hereof. Each person who is elected as a director of the Corporation by the stockholders or the Board of Directors after the Commencement Date through and including the 1996 annual meeting of stockholders of the Corporation and who has not previously been a director of the Corporation and is not an employee of the Corporation shall be granted, as of the date such person shall become a director, an option to purchase ten thousand (10,000) shares of Common Stock at the exercise price referenced in
Section 7, which number of shares shall be subject to adjustment in accordance with Section 13 hereof. Each person who served as a director immediately prior to and continues to serve as a director following the 1996 annual meeting of stockholders and is not an employee of the Corporation shall be granted, as of the date of the 1996 annual meeting of stockholders of the Corporation, an option to purchase ten thousand (10,000) shares of Common Stock at the exercise price referenced in Section 7, which number of shares shall be subject to adjustment in accordance with Section 13 hereof. Each person who is elected as a director of the Corporation by the stockholders or the Board of Directors after the 1996 annual meeting of stockholders of the Corporation and who has not previously been a director of the Corporation and is not an employee of the Corporation shall be granted, as of the date such person shall become a director, an option to purchase twenty thousand (20,000) shares of Common Stock at the exercise price referenced in Section 7, which number of shares shall be subject to adjustment in accordance with Section 13 hereof. Following the 1997 annual meeting of stockholders of the Corporation and following each annual meeting of the stockholders of the Corporation thereafter, each person who served as a director immediately prior to and continues to serve as a director following the annual meeting of stockholders and is not an employee of the Corporation shall be granted, as of the date such annual meeting of stockholders, an option to purchase five thousand (5,000) shares of Common Stock at the exercise price referenced in Section 7, which number of shares shall be subject to adjustment in accordance with Section 13 hereof. Options acquired through any grant shall become exercisable as to twenty-five percent (25%) of the shares subject thereto upon completion of a full twelve (12) months of service as a member of the Board of Directors after the grant and thereafter shall become exercisable, as to an additional twenty-five percent (25%) of the shares subject thereto, upon completion of each additional full twelve (12) months of service as a member of the Board of Directors, which rights shall be cumulative, but in no event shall an option be exercisable for more than the number of shares for which the option was granted, subject to adjustment in accordance with Section 13 hereof.

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     In the event of a "Change of Control" of the Corporation (as defined below), the holder of the option shall be entitled to exercise the option, as the instant prior to the consummation of such Change of Control, for all of the then outstanding but unvested options, and such shares shall be in addition to previously vested options which such holder is entitled to exercise. A "Change of Control" shall be deemed to have occurred if there is a consummation of any of the following:

          (i)  the sale of all or substantially all of the Corporation's assets;

          (ii) the sale to a third party (which shall include any affiliates of a person acting in concert with such third party) of beneficial ownership of more than fifty percent (50%) of all of the outstanding capital stock of the Corporation in a single or integrated transaction (treating all securities, which at such time are exercisable, convertible or exchangeable for Common Stock of the Corporation, as so exercised, converted or exchanged); or

          (iii) the sale of the Corporation through a consolidation or merger (other than a merger the Corporation with one or more of its wholly-owned subsidiaries) in which consolidation or merger of the Corporation is not the surviving corporation or the acquisition is as a result of a reverse triangular merger, provided in either case the stockholders of the Corporation immediately before such consolidation or merger own less than fifty percent (50%) of the outstanding capital stock of the surviving corporation immediately after such consolidation or merger; or

          (iv) the majority of the Board of Directors is changed as a result of a proxy contest.

     9. PERIOD OF OPTION. The options granted hereunder shall expire on a date which is ten (10) years after the date of grant, and the plan shall terminate when all options granted hereunder have terminated and no more options may be granted hereunder.

     10. EXERCISE OF OPTION. Subject to the terms and conditions of the Plan and the Option Agreement relating thereto, an option granted hereunder shall be exercisable in whole or in part by giving written notice to the Corporation by mail or in person addressed to the Secretary of the Corporation stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares in cash or by check. Upon notification from the Corporation, the Transfer Agent shall, on behalf of the Corporation, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the

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option, shall register the optionee as the owner of such shares on the books of the Corporation and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full for the shares being purchased. The holder of an option shall not have any rights of a shareholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or his agent upon the due exercise of the option.

     11. NON-TRANSFERABILITY OF OPTIONS. (a) The certificates representing the shares of Common Stock issuable upon exercise of the options shall carry such appropriate legend, and such written instructions shall be given to the Corporation's Transfer Agent, as may be deemed necessary or advisable by counsel to the Corporation in order to comply with the requirements of the Securities Act of 1933, as amended, or any state securities laws.

     (b) Any option granted pursuant to the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by him.

     12. TERMINATION OF OPTION RIGHTS. (a) In the event an optionee ceases to be a member of the Board of Directors of the Corporation for any reason other than death or disability, any then unexercised options granted to such optionee may be exercised by the optionee within a period of ninety (90) days after the date the optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option.

     (b) In the event that an optionee ceases to be a member of the Board of Directors of the Corporation by reason of his disability or death, any option granted hereunder to such optionee may be exercised by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) to the extent of the number of shares with respect to which it was exercisable on the date of death or termination by reason of disability, within a period of one hundred eighty (180) days after the date the optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option. For purposes of this Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Internal Revenue Code of 1986 or successor statute.

     13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND OTHER MATTERS. In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the corporation or of another corporation by reason of any reorganization, merger, consolidation, recapitalization or reclassification, or in the event of a stock split, combination of shares or dividends payable in capital stock,

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automatic adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 3 hereof, to the end that the proportionate interest of the option holder shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

     If an option hereunder shall be assumed, or a new option substituted therefor, as a result of sale of the Corporation, whether by a corporate merger, consolidation or sale of property or stock, then membership on the Board of Directors of such assuming or substituting corporation or by a parent corporation or a subsidiary thereof shall be considered for purposes of an option to be membership on the Board of Directors of the Corporation.

     14. RESTRICTIONS ON ISSUANCE OF SHARES. Notwithstanding the provisions of Sections 8 and 10 hereof, the Corporation shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

          (i) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and State securities laws as now in effect or hereafter amended; or

          (ii) Counsel for the Corporation shall have given an opinion that such shares are exempt from registration under Federal and State securities laws as now in effect or hereafter amended;

and until the Corporation has complied with all applicable laws and regulations, including, without limitation, all regulations required by any stock exchange upon which the outstanding Common Stock is then listed.

     The Corporation shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Corporation shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares with respect to which any option may be exercised.

     15. REPRESENTATIONS AND WARRANTIES OF OPTIONEE. The Corporation shall require the optionee to deliver written warranties and representations upon exercise of the option that are necessary to comply with Federal and State securities laws, including, if necessary, those to the effect that a purchase of

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shares under the option is made for investment and not with a view to their distribution (as such term is used in the Securities Act of 1933, as amended).

     16. APPROVAL OF STOCKHOLDERS. The effectiveness of this Plan and of the grant of all options hereunder is in all respects subject to approval of the Plan by the Corporation's stockholders.

     17. TERMINATION AND AMENDMENT OF PLAN. The Board of Directors of the Corporation may at any time terminate the Plan or make such modifications or amendments thereto as it deem advisable; provided, however, that termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his rights under an option previously granted to him. In no event may any provision of the Plan with respect to the timing, price, or amount of awards be amended more than once every six months, other than to comport with changes in the Internal Revenue Code or the rules thereunder. In no event will any amendment be permitted if it causes the Plan to cease to be a "formula award" plan, as described in Rule 16b-3(c)(2)(ii). If the scope of any amendment is such as to require shareholder approval in order to comply with Rule 16b-3, then such amendment shall not be effective unless and until such shareholder approval is obtained.

     18. GOVERNING LAW; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing the options shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

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